UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 22, 2009

Merck & Co., Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-3305	22-1109110
(Commission File Number)	(I.R.S. Employer Identification No.)

One Merck Drive, PO Box 100, Whitehouse Station, NJ	08889-0100
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (908) 423-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously announced, Merck & Co., Inc. (“Merck”) and Schering-Plough Corporation (“Schering-Plough”) have entered into a definitive merger agreement under which Merck and Schering-Plough will combine in a stock and cash transaction. The transaction is expected to close in the fourth quarter of 2009, subject to certain closing conditions.

Merck is filing this Current Report on Form 8-K in order to provide certain supplemental information regarding Schering-Plough and the combined company for potential investors in Merck’s debt securities.

Schering-Plough’s audited historical consolidated financial statements and related notes as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006 and Schering-Plough’s unaudited condensed consolidated financial statements as of March 31, 2009 and for the three months ended March 31, 2009 and 2008 are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein. In addition, the unaudited pro forma condensed combined financial statements as of and for the three months ended March 31, 2009 and for the year ended December 31, 2008, which give effect to the merger and related transactions, are attached hereto as Exhibit 99.3 and incorporated by reference herein. Finally, certain risk factors related to the combined company are attached hereto as Exhibit 99.4 and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K (including information included or incorporated by reference herein) includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such statements may include, but are not limited to, statements about the benefits of the proposed merger between Merck and Schering-Plough, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Merck’s and Schering-Plough’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the possibility that the expected synergies from the proposed merger of Merck and Schering-Plough will not be realized, or will not be realized within the expected time period, due to, among other things, the impact of pharmaceutical industry regulation and pending legislation that could affect the pharmaceutical industry; the ability to obtain governmental and self-regulatory organization approvals of the merger on the proposed terms and schedule; the actual terms of the financing required for the merger and/or the failure to obtain such financing; the failure of Schering-Plough or Merck stockholders to approve the merger; the risk that the businesses will not be integrated successfully; disruption from the merger making it more difficult to maintain business and operational relationships; the possibility that the merger does not close, including, but not limited to, due to the failure to satisfy the closing conditions; Merck’s and Schering-Plough’s ability to accurately predict future market conditions; dependence on the effectiveness of Merck’s and Schering-Plough’s patents and other protections for innovative products; the risk of new and changing regulation and health policies in the U.S. and internationally and the exposure to litigation and/or regulatory actions. Merck and Schering-Plough undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in Merck’s 2008 Annual Report on Form 10-K, Merck’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009, Schering-Plough’s Annual Report on Form 10-K, Schering-Plough’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009, the registration statement filed by Schering-Plough on June 16, 2009, the preliminary merger proxy statement filed by Merck on June 16, 2009 and each company’s other filings with the Securities and Exchange Commission (the “SEC”) available at the SEC’s Internet site (www.sec.gov).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

15	Awareness Letter of Deloitte & Touche LLP regarding Schering-Plough unaudited interim financial information

23	Consent of Deloitte & Touche LLP, independent registered public accounting firm for Schering-Plough

99.1	Schering-Plough audited historical consolidated financial statements and related notes as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006

99.2	Schering-Plough unaudited historical condensed consolidated financial statements and related notes as of March 31, 2009 and for the three months ended March 31, 2009 and 2008

99.3	Unaudited pro forma condensed combined financial information and related notes as of and for the three months ended March 31, 2009 and for the year ended December 31, 2008

99.4	Risk factors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merck & Co., Inc.

Date: June 22, 2009	By:	/s/ Debra A. Bollwage
Debra A. Bollwage Senior Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
15	Awareness Letter of Deloitte & Touche LLP regarding Schering-Plough unaudited interim financial information

23	Consent of Deloitte & Touche LLP, independent registered public accounting firm for Schering-Plough

99.1	Schering-Plough audited historical consolidated financial statements and related notes as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006

99.2	Schering-Plough unaudited historical condensed consolidated financial statements and related notes as of March 31, 2009 and for the three months ended March 31, 2009 and 2008

99.3	Unaudited pro forma condensed combined financial information and related notes as of and for the three months ended March 31, 2009 and for the year ended December 31, 2008

99.4	Risk factors